UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2025
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QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant’s Certifying Accountant.

(a)Dismissal of Previous Independent Registered Public Accounting Firm

On May 9, 2025, Quanterix Corporation (the “Company”) dismissed Ernst and Young LLP (“EY”) as its independent registered public accounting firm, to be effective following the filing of the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2025. This change in the Company’s independent registered public accounting firm was approved by the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors following a competitive request for proposal process with several independent registered public accounting firms, including EY.

The reports of EY on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through May 9, 2025, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of such disagreement in its reports on the consolidated financial statements for such years, and (ii) except as set forth below, no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Each of EY’s reports on the Company’s internal control over financial reporting as of December 31, 2024 and 2023 contained an adverse opinion, specifically, that the Company did not maintain effective internal control over financial reporting as of the end of the period covered by such report due to the effect of certain material weaknesses described in such reports. These material weaknesses, which the Company has disclosed in its annual reports previously filed with the Securities and Exchange Commission (“SEC”), are summarized below.

In the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”) management disclosed that material weaknesses relating to its internal controls related to the valuation of inventory, including excess and obsolescence reserves (the “Inventory Valuation MW”) and the accounting for property and equipment, net (the “Property and Equipment MW”) continued to exist as of December 31, 2023, and EY’s report on the Company’s internal control over financial reporting as of December 31, 2023 contained an adverse opinion, due to these material weaknesses.

Subsequent to the issuance of the 2023 Annual Report, the Company identified an error related to the capitalization of labor and overhead costs in the Company’s inventory balances, which caused a misstatement (the “Misstatement”) of the Company’s previously issued audited consolidated financial statements as of December 31, 2023 and 2022 and for each of the three years in the period ended December, 31 2023 and the unaudited consolidated financial statements for the quarterly and year-to-date (as applicable) periods ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024 and June 30, 2024 (the “Restatement Periods”). Management concluded this error was material to the Company’s financial statements and required restatement of the financial statements for the Restatement Periods.

Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023 (the “2023 Amended Annual Report”) disclosed that the Misstatement was a result of a newly identified design deficiency associated with the Inventory Valuation MW, and EY’s report on the Company’s internal control over financial reporting as of December 31, 2023 included in the 2023 Amended Annual Report contained an adverse opinion on the Company’s internal control over financial reporting, due to the material weaknesses that were previously described in the 2023 Annual Report and the additional design deficiency related to the capitalization of labor and overhead costs impacting inventory valuation.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”) disclosed the remediation of the Property and Equipment MW. However, as of December 31, 2024, the Inventory Valuation MW, including the additional control design deficiency described above, was not remediated and the Company identified an additional material weakness in the operating effectiveness of its internal controls associated with the accounting for Accelerator Laboratory revenue, a component of service and other revenue (collectively, the “2024 Material Weaknesses”). EY’s report on the Company’s internal control over financial reporting as of December 31, 2024 contained an adverse opinion on the Company’s internal control over financial reporting, due to the 2024 Material Weaknesses.

The Audit Committee discussed the material weaknesses referred to above with EY.

The Company has provided EY with the disclosures it is making in this Current Report on Form 8-K and requested that it furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of EY’s letter, dated May 14, 2025, provided in response to the Company’s request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)Engagement of New Independent Registered Public Accounting Firm

On May 9, 2025, the Audit Committee approved the appointment of KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025.

During the fiscal years ended December 31, 2023 and 2024 and the subsequent interim period through the appointment date, neither the Company nor anyone on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01    Financial Statements and Exhibits.
(c)Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission, dated May 14, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Vandana Sriram
Vandana Sriram
Chief Financial Officer
Date: May 14, 2025